UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Allspring Utilities and High Income Fund

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Date of reporting period: February 29, 2024

ITEM 1. REPORT TO STOCKHOLDERS

Allspring Utilities and High Income Fund (ERH)
Semi-Annual Report
February 29, 2024

Managed Distribution Plan
 Pursuant to an exemptive order issued by the Securities and Exchange Commission (“Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s
Board of Trustees approved a Managed Distribution Plan (“MDP”) for the Fund pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

 The Fund’s Board has adopted a managed distribution plan for the Fund at an annual minimum fixed rate of 7% based on the Fund’s average monthly NAV per share over the prior 12 months. The Fund makes distributions monthly. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Board and the Board may amend or terminate the
MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

 The Fund may distribute more than its income and net realized capital gains and, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

 With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions reported in the notice and press release are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The views expressed and any forward-looking statements are as of February 29, 2024, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Utilities and High Income Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Allspring Utilities and High Income Fund for the six-month period that ended February 29, 2024. Globally, stocks and bonds generally had positive returns for the period. However, markets were volatile as investors focused on persistently high inflation and the impact of aggressive central bank rate hikes. Riskier assets rallied as investors anticipated an end to the tight monetary policy.
For the period, U.S. stocks, based on the S&P 500 Index,1 returned 13.93%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 gained 7.90% while the MSCI EM Index (Net) (USD),3 returned 4.93%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 2.35%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 1.96%, the Bloomberg Municipal Bond Index6 returned 4.33%, and the ICE BofA U.S. High Yield Index7 gained 6.15%.
Investors remained focused on central bank monetary policies.
As the six-month period began, stocks and bonds both had negative overall returns in September as investors were disappointed by the Federal Reserve’s (Fed’s) determination not to lower interest rates until it has confidence that it has tamed persistently high inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index8 and the Consumer Price Index (CPI)9—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later in the year.
October was a tough month for financial markets overall. Key global and domestic indexes all were pushed down by rising geopolitical tensions—particularly the Israel-Hamas conflict—and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third quarter gross domestic product (GDP) was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
8
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It is sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
9
The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2 | Allspring Utilities and High Income Fund

Letter to shareholders (unaudited)
“ In November, the market mood brightened as cooling inflation inspired confidence that central banks could hold off on further rate hikes. ”
In November, the market mood brightened as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by just below 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter as the Federal Open Market Committee held rates steady at its December meeting.
The broad year-end rally among stocks and bonds that began in November continued through December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were a series of reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024, twice as much as the three cuts of 0.25% hinted at by Fed officials.
Financial market performance was mixed in January 2024 as U.S. stocks had modest gains while non-U.S. equities, particularly those in emerging markets, and fixed income assets were held back by central banker pushback on market optimism over rate cuts. Overall, optimism was supported by indications of a soft landing for the U.S. economy. Key data included a surprisingly strong gain of 353,000 jobs in January, an unemployment rate of just 3.7%, and a rise of just 3.1% in the CPI in January. However, that resilience helped push back expectations of a rate cut in March to a more likely second quarter initial move.
In February, stocks were supported by positive economic data and strong corporate earnings. However, fixed income investments were under pressure as resilient inflation led to lowered expectations on the timing of interest rate cuts. The S&P 500 Index had solid monthly gains along with emerging market equities, which benefited from a rebound in China.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
Allspring Utilities and High Income Fund | 3

Letter to shareholders (unaudited)

Notice to Shareholders
 On November 15, 2023, the Fund announced a renewal of its open-market share repurchase program (the “Buyback
Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2024 and ending on December 31, 2024. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback
Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the
Fund and subject to applicable legal limitations.

4 | Allspring Utilities and High Income Fund

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Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.
Strategy summary
The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 70% of its total assets to a sleeve that places a focus on common, preferred and convertible preferred stocks of utility companies and approximately 30% of its total assets to a sleeve of U.S. dollar denominated below investment grade (high yield) debt.

Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Chris Lee, CFA, Kent Newcomb, CFA, Michael J. Schueller, CFA, Andy Smith, CFA†, Jack Spudich, CFA

Average annual total returns (%) as of February 29, 2024[1]

	6 months	1 year	5 year	10 year
Based on market value	-1.95	-6.28	0.33	4.29
Based on net asset value (NAV)	1.68	0.91	3.32	4.92
Russell 3000® Index[2]	13.76	28.60	13.94	12.03
ERH Blended Index[3]	2.19	2.45	4.99	7.08
S&P 500 Utilities Index[4]	0.48	-1.19	5.12	8.02
ICE BofA U.S. High Yield Constrained Index[5]	6.15	10.97	3.97	4.26
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s annualized expense ratio for the six months ended February 29, 2024, was 2.96% which includes 1.95% of interest expense.

[1]
Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[3]
Source:  Allspring Funds Management, LLC. The ERH Blended Index is weighted 70% in S&P 500 Utilities Index and 30% in the ICE BofA U.S. High Yield Constrained Index.
Effective October 15, 2019, the ERH Blended Index changed the high yield component of the index from the ICE BofA U.S. High Yield Index with the ICE BofA U.S. High Yield
Constrained Index in order to better match the Fund’s investment strategy. You cannot invest directly in an index.

[4]	The S&P 500 Utilities Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.
[5]
The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE
BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. Returns shown are net of transaction costs beginning on
July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.

†	Mr. Smith became a portfolio manager of the Fund on January 24, 2024.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Utilities and High Income Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of February 29, 2024[1]

[1]
The chart compares the performance of the Fund for the most recent ten years with the Russell 3000® Index, ERH Blended Index, S&P 500 Utilities Index and ICE BofA
U.S. High Yield Constrained Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]

[1]
This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Utilities and High Income Fund | 7

Performance highlights (unaudited)
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. The Fund is also subject to risks associated with any concentration of its investments in the utility sector. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track.

8 | Allspring Utilities and High Income Fund

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Overview
The Fund’s return based on market value was -1.95% for the six-month period that ended February 29, 2024. During the same period, the Fund’s return based on net asset value (NAV) was 1.68%. Based on its market value and NAV return, the Fund underperformed the ERH Blended Index, which returned 2.20%.
The equity sleeve trailed its benchmark as investors favored more volatile stocks over utilities.
The Fund’s equity sleeve trailed its benchmark, the S&P 500 Utilities Index, by less than 0.5% for the period.
After a tough first three quarters of 2023, utilities stocks finally showed signs of life late in the year as the Federal Reserve (Fed) telegraphed an end to interest rate hikes, and the market’s advance broadened beyond information technology. Utilities stocks often underperform on a relative basis when dividend yields compare less favorably with higher rates on alternative investments or when investors favor riskier stocks. Additionally, investors have expressed concerns over utilities’ need to raise significant amounts of capital, at higher interest rates, to fund investments in their systems. Through the first two months of 2024, utilities underperformed the market by more than 9% as riskier stocks resumed market leadership.
The equity sleeve managers sold its position in Evergy, an electric utility that lowered its projected growth rate following a disappointing outcome in a request for a rate  increase. Additionally, they pared the position in NextEra, a regulated utility that is also a leading developer of unregulated renewable energy projects. This utility dealt with several challenges, including concerns around its ongoing ability to finance rapid growth in its renewables portfolio. The managers added to several utilities in states with what they believe are attractive regulatory environments.

Ten largest holdings (%) as of February 29, 2024[1]
NextEra Energy, Inc.	10.52
Sempra Energy	5.48
American Electric Power Co., Inc.	5.36
Southern Co.	5.19
Constellation Energy Corp.	5.19
Duke Energy Corp.	5.14
DTE Energy Co.	4.17
Exelon Corp.	3.96
CMS Energy Corp.	3.59
CenterPoint Energy, Inc.	3.51

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Detractors included not owning a large power producer.
The largest detractor from relative performance was NRG Energy, an independent power producer in the benchmark. While the stock outperformed in the six-month period, the managers do not view this company’s business model favorably, as it has strayed from traditional utility functions such as power generation and distribution.
Sector allocation as of February 29, 2024[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Not owning a renewable power generator aided relative results.
The Fund benefited from not owning AES Corp., a benchmark stock that focuses on renewable power generation, a sub-sector that has been out of favor. It also benefited from an overweight position in Constellation Energy, a company predominantly involved in nuclear power generation, an area that has attracted interest related to the buildout of data centers tied to artificial intelligence.
Equity sleeve outlook:  Utilities provide solid total return potential and below average volatility.
The equity sleeve managers continue to see a clear path for moderate yet consistent growth in utility earnings and dividends. This, combined with estimated dividend yields for the sector that exceed the broader market, could continue to provide investors with solid total return potential and below-average volatility. Valuation supports this belief. After their worst relative performance in 40-plus years in 2023 and an inauspicious start to 2024, utilities recently traded at a roughly 27% discount to the broader market in contrast to the 15-year average of a slight premium. Challenges to the sector include inflation, interest rates that exceed expectations, or higher risk appetites by equity investors, which could lead to utility underperformance.

Allspring Utilities and High Income Fund | 9

Performance highlights (unaudited)
Credit quality as of February 29, 2024[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Bond market performance tied closely to Fed expectations.
The Fund’s high income sleeve underperformed its benchmark for the period.
In response to Fed Chairman Jerome Powell’s dovish pivot at the December Federal Open Market Committee (FOMC) meeting, the bond market priced in three more rate cuts than the FOMC’s median 2024 estimate. This resulted in an “everything rally” to finish 2023 that left corporate credit spreads near the tightest levels since the Global Financial Crisis.
At the start of 2024, various economic signals suggested inflation risks continue to be elevated. Thus, Fed-speak turned hawkish, emphasized patience, and suggested more work is required to ensure inflation sustainably returns to target. In response, the rates market quickly repriced expectations for monetary policy toward Fed expectations. Despite the repricing of rate cuts and historically elevated corporate supply, credit valuations remain rich.
The high-income sleeve was aided by cable and satellite but hurt by electric utilities.
The main contributors to the performance of the high-income sleeve came from an underweight allocation to and security selection within the cable/satellite and packaging sectors, while electric utilities and media and entertainment were our worst-performing sectors as a result of security selection.
The high-income allocation shifted to higher-quality issuers.
During the trailing six months, we increased our BB- and above-rated bond exposure while decreasing our allocation to single-B-rated bonds. At the end of the period, the high-income sleeve was most overweight gas distribution and electric generation and most underweight telecommunications—wirelines and chemicals. Overall, the high-income sleeve remained short duration relative to the index and continued to slightly out-yield the index.
Geographic allocation as of February 29, 2024[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
High-income outlook:  Economic fundamentals are improving.
Looking ahead at our six-month outlook, economic fundamentals appear to be improving as cyclical industries such as the manufacturing and housing sectors have shown signs of early-stage recoveries. U.S. consumers remain in solid shape with low, but slowly weakening, debt coverage ratios. Consumer spending is likely to moderate off the levels seen in the second half of 2023 but remain resilient due to positive wealth effects and strong wage gains.
Despite growth likely to trend near historical average levels, inflation is expected to continue inching toward the Fed’s target. We believe that lower inflation and a slowly loosening labor market could enable the Fed to be able to deliver upon its December rate cut projections, which should be supportive of high yield spreads. However, the risk of the disinflation progress stalling out could lead to further rate and spread volatility.
Leverage impact was negative.
The Fund’s use of leverage through bank borrowings had a negative impact on total return performance during this reporting period as it reduced gains. As of February 29, 2024, the Fund had approximately 24% of total assets in leverage.
Fund distributions
Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a managed distribution plan pursuant to which the Fund makes monthly cash distributions to common shareholders. The Fund’s managed distribution plan had no effect on the Fund’s investment strategy during the six-months ended February 29, 2024 and is not expected to have such an

10 | Allspring Utilities and High Income Fund

Performance highlights (unaudited)
effect in future periods. If distributions exceed Fund returns, they will cause its NAV per share to erode. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of its managed distribution plan. For the six-months ended February 29, 2024, the Fund’s total distributions were $0.40 per share. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and non dividend distributions, also known as return of capital distributions. The federal income tax character of distributions is determined after the end of the calendar year and reported to shareholders on Form 1099-DIV.

Allspring Utilities and High Income Fund | 11

Portfolio of investments—February 29, 2024 (unaudited)
Portfolio of investments

	Shares	Value
Common stocks: 82.23%
Communication services: 0.00%
Diversified telecommunication services: 0.00%
Intelsat Emergence SA♦†	9	$0
Energy: 0.10%
Energy equipment & services: 0.10%
Bristow Group, Inc.†	3,368	90,767
Utilities: 82.13%
Electric utilities: 46.26%
Alliant Energy Corp.	42,134	2,011,899
American Electric Power Co., Inc.	59,781	5,092,743
Constellation Energy Corp.	29,257	4,928,342
Duke Energy Corp.	53,254	4,890,315
Entergy Corp.	22,292	2,264,198
Eversource Energy	22,708	1,332,960
Exelon Corp.	104,903	3,759,724
FirstEnergy Corp.	59,028	2,161,015
NextEra Energy, Inc.	181,090	9,994,357
Southern Co.	73,408	4,936,688
Xcel Energy, Inc.	49,273	2,596,194
		43,968,435
Gas utilities: 3.46%
Atmos Energy Corp.	29,092	3,284,778
Multi-utilities: 29.90%
Ameren Corp.	41,563	2,958,870
CenterPoint Energy, Inc.	121,398	3,338,445
CMS Energy Corp.	59,487	3,412,769
Dominion Energy, Inc.	69,623	3,330,068
DTE Energy Co.	36,603	3,965,935
Public Service Enterprise Group, Inc.	50,674	3,162,058
Sempra Energy	73,814	5,211,268
WEC Energy Group, Inc.	38,733	3,040,153
		28,419,566
Water utilities: 2.51%
American Water Works Co., Inc.	20,113	2,384,195
Total common stocks (Cost $72,996,794)		78,147,741

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 38.35%
Basic materials: 0.12%
Chemicals: 0.12%
SCIH Salt Holdings, Inc.144A	6.63%	5-1-2029	$125,000	113,657
The accompanying notes are an integral part of these financial statements.
12 | Allspring Utilities and High Income Fund

Portfolio of investments—February 29, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
Communications: 5.42%
Advertising: 0.69%
Clear Channel Outdoor Holdings, Inc.144A	7.50%	6-1-2029	$150,000	$124,125
Clear Channel Outdoor Holdings, Inc.144A	9.00	9-15-2028	150,000	156,450
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	4.63	3-15-2030	135,000	119,827
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	5.00	8-15-2027	85,000	81,772
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	7.38	2-15-2031	170,000	177,424
				659,598
Internet: 1.56%
Arches Buyer, Inc.144A	4.25	6-1-2028	125,000	106,788
Arches Buyer, Inc.144A	6.13	12-1-2028	135,000	114,376
Cablevision Lightpath LLC144A	3.88	9-15-2027	135,000	122,369
Cablevision Lightpath LLC144A	5.63	9-15-2028	130,000	108,188
Match Group Holdings II LLC144A	5.63	2-15-2029	545,000	523,200
Uber Technologies, Inc.144A	4.50	8-15-2029	365,000	341,760
Uber Technologies, Inc.144A	8.00	11-1-2026	160,000	162,816
				1,479,497
Media: 3.09%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.25	1-15-2034	885,000	661,677
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.50	8-15-2030	450,000	373,284
CCO Holdings LLC/CCO Holdings Capital Corp.	4.50	5-1-2032	50,000	39,500
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.00	2-1-2028	25,000	23,069
CSC Holdings LLC144A	4.63	12-1-2030	200,000	111,227
CSC Holdings LLC144A	5.75	1-15-2030	55,000	32,344
CSC Holdings LLC144A	11.25	5-15-2028	200,000	206,354
CSC Holdings LLC144A	11.75	1-31-2029	145,000	151,572
Directv Financing LLC/Directv Financing Co-Obligor, Inc.144A	5.88	8-15-2027	90,000	84,948
DISH Network Corp.144A	11.75	11-15-2027	135,000	140,748
Nexstar Media, Inc.144A	5.63	7-15-2027	125,000	118,460
Scripps Escrow II, Inc.144A	5.38	1-15-2031	300,000	171,085
Sirius XM Radio, Inc.144A	4.13	7-1-2030	525,000	451,688
Townsquare Media, Inc.144A	6.88	2-1-2026	380,000	366,590
				2,932,546
Telecommunications: 0.08%
CommScope, Inc.144A	6.00	3-1-2026	90,000	81,000
Consumer, cyclical: 6.69%
Airlines: 0.46%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.144A	5.50	4-20-2026	60,000	59,450
Hawaiian Airlines Pass-Through Certificates Series 2013-1 Class A	3.90	1-15-2026	122,169	114,043
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.144A	5.75	1-20-2026	195,000	184,031
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.144A	8.00	9-20-2025	115,000	83,175
				440,699
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 13

Portfolio of investments—February 29, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
Apparel: 0.60%
Crocs, Inc.144A	4.13%	8-15-2031	$95,000	$80,826
Crocs, Inc.144A	4.25	3-15-2029	260,000	233,353
Hanesbrands, Inc.144A	4.88	5-15-2026	115,000	110,977
Tapestry, Inc.	7.85	11-27-2033	130,000	140,627
				565,783
Auto manufacturers: 0.15%
Ford Motor Co.	4.75	1-15-2043	180,000	145,623
Auto parts & equipment: 0.23%
Adient Global Holdings Ltd.144A	8.25	4-15-2031	105,000	110,548
Cooper Tire & Rubber Co.	7.63	3-15-2027	107,000	106,867
				217,415
Distribution/wholesale: 0.22%
G-III Apparel Group Ltd.144A	7.88	8-15-2025	210,000	211,611
Entertainment: 1.38%
CCM Merger, Inc.144A	6.38	5-1-2026	530,000	522,832
Churchill Downs, Inc.144A	4.75	1-15-2028	250,000	236,483
Churchill Downs, Inc.144A	6.75	5-1-2031	45,000	45,027
Cinemark USA, Inc.144A	5.25	7-15-2028	120,000	112,092
Cinemark USA, Inc.144A	5.88	3-15-2026	65,000	64,029
Cinemark USA, Inc.144A	8.75	5-1-2025	132,000	132,127
Live Nation Entertainment, Inc.144A	3.75	1-15-2028	140,000	128,856
Live Nation Entertainment, Inc.144A	5.63	3-15-2026	75,000	74,059
				1,315,505
Home builders: 0.36%
Taylor Morrison Communities, Inc.144A	5.13	8-1-2030	60,000	56,631
Tri Pointe Group, Inc./Tri Pointe Homes, Inc.	5.88	6-15-2024	110,000	109,933
Tri Pointe Homes, Inc.	5.70	6-15-2028	180,000	176,996
				343,560
Housewares: 0.25%
Newell Brands, Inc.	5.20	4-1-2026	240,000	233,055
Leisure time: 0.77%
Carnival Holdings Bermuda Ltd.144A	10.38	5-1-2028	340,000	370,928
NCL Corp. Ltd.144A	5.88	3-15-2026	115,000	112,326
NCL Corp. Ltd.144A	5.88	2-15-2027	75,000	74,124
NCL Corp. Ltd.144A	7.75	2-15-2029	110,000	112,767
NCL Corp. Ltd.144A	8.13	1-15-2029	55,000	57,864
				728,009
Retail: 2.27%
Bath & Body Works, Inc.144A	6.63	10-1-2030	160,000	160,879
Dave & Buster’s, Inc.144A	7.63	11-1-2025	70,000	70,183
FirstCash, Inc.144A	4.63	9-1-2028	205,000	189,613
The accompanying notes are an integral part of these financial statements.
14 | Allspring Utilities and High Income Fund

Portfolio of investments—February 29, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
Retail(continued)
FirstCash, Inc.144A	6.88%	3-1-2032	$95,000	$94,061
Kohl’s Corp.	4.63	5-1-2031	180,000	141,750
LSF9 Atlantis Holdings LLC/Victra Finance Corp.144A	7.75	2-15-2026	235,000	232,796
Macy’s Retail Holdings LLC144A	5.88	4-1-2029	125,000	120,384
Macy’s Retail Holdings LLC144A	6.13	3-15-2032	240,000	223,385
Michaels Cos., Inc.144A	7.88	5-1-2029	250,000	161,426
NMG Holding Co., Inc./Neiman Marcus Group LLC144A	7.13	4-1-2026	195,000	191,263
PetSmart, Inc./PetSmart Finance Corp.144A	4.75	2-15-2028	130,000	121,850
PetSmart, Inc./PetSmart Finance Corp.144A	7.75	2-15-2029	260,000	256,923
Raising Cane’s Restaurants LLC144A	9.38	5-1-2029	165,000	175,760
Sally Holdings LLC/Sally Capital, Inc.	6.75	3-1-2032	15,000	14,957
				2,155,230
Consumer, non-cyclical: 5.45%
Commercial services: 2.66%
Allied Universal Holdco LLC144A	7.88	2-15-2031	80,000	79,446
Allied Universal Holdco LLC/Allied Universal Finance Corp.144A	6.00	6-1-2029	385,000	318,772
Allied Universal Holdco LLC/Allied Universal Finance Corp.144A	6.63	7-15-2026	48,000	47,855
CoreCivic, Inc.	8.25	4-15-2026	540,000	551,837
MPH Acquisition Holdings LLC144A	5.75	11-1-2028	340,000	271,150
PECF USS Intermediate Holding III Corp.144A	8.00	11-15-2029	340,000	148,385
Prime Security Services Borrower LLC/Prime Finance, Inc.144A	6.25	1-15-2028	165,000	162,803
Sabre Global, Inc.144A	11.25	12-15-2027	350,000	329,000
Service Corp. International	7.50	4-1-2027	140,000	144,235
Sotheby’s/Bidfair Holdings, Inc.144A	5.88	6-1-2029	190,000	166,835
Upbound Group, Inc.144A	6.38	2-15-2029	320,000	306,278
				2,526,596
Food: 0.48%
B&G Foods, Inc.	5.25	9-15-2027	85,000	79,030
B&G Foods, Inc.144A	8.00	9-15-2028	360,000	374,781
				453,811
Healthcare-services: 2.16%
Catalent Pharma Solutions, Inc.144A	5.00	7-15-2027	235,000	231,372
CHS/Community Health Systems, Inc.144A	5.25	5-15-2030	145,000	115,685
CHS/Community Health Systems, Inc.144A	5.63	3-15-2027	125,000	114,366
CHS/Community Health Systems, Inc.144A	6.00	1-15-2029	10,000	8,600
CHS/Community Health Systems, Inc.144A	8.00	3-15-2026	57,000	56,433
IQVIA, Inc.144A	6.50	5-15-2030	180,000	182,495
ModivCare Escrow Issuer, Inc.144A	5.00	10-1-2029	140,000	103,250
Pediatrix Medical Group, Inc.144A	5.38	2-15-2030	270,000	242,669
Select Medical Corp.144A	6.25	8-15-2026	260,000	259,344
Star Parent, Inc.144A	9.00	10-1-2030	240,000	253,289
Tenet Healthcare Corp.	4.88	1-1-2026	100,000	99,897
Tenet Healthcare Corp.144A	6.75	5-15-2031	380,000	383,325
				2,050,725
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 15

Portfolio of investments—February 29, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
Pharmaceuticals: 0.15%
AdaptHealth LLC144A	5.13%	3-1-2030	$175,000	$146,344
Energy: 7.30%
Energy-alternate sources: 0.81%
Enviva Partners LP/Enviva Partners Finance Corp.144A	6.50	1-15-2026	635,000	235,288
TerraForm Power Operating LLC144A	4.75	1-15-2030	175,000	158,215
TerraForm Power Operating LLC144A	5.00	1-31-2028	405,000	382,692
				776,195
Oil & gas: 1.81%
Aethon United BR LP/Aethon United Finance Corp.144A	8.25	2-15-2026	335,000	336,386
Encino Acquisition Partners Holdings LLC144A	8.50	5-1-2028	320,000	319,487
Hilcorp Energy I LP/Hilcorp Finance Co.144A	5.75	2-1-2029	200,000	193,416
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.00	4-15-2030	30,000	29,125
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.00	2-1-2031	55,000	53,038
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.25	11-1-2028	170,000	168,755
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.25	4-15-2032	30,000	29,025
Hilcorp Energy I LP/Hilcorp Finance Co.144A	8.38	11-1-2033	15,000	16,114
Nabors Industries Ltd.144A	7.50	1-15-2028	190,000	174,800
Nabors Industries, Inc.144A	7.38	5-15-2027	225,000	224,172
Nabors Industries, Inc.144A	9.13	1-31-2030	15,000	15,375
Southwestern Energy Co.	8.38	9-15-2028	110,000	114,400
Talos Production, Inc.144A	9.00	2-1-2029	45,000	45,993
				1,720,086
Oil & gas services: 0.70%
Bristow Group, Inc.144A	6.88	3-1-2028	400,000	391,600
Oceaneering International, Inc.	6.00	2-1-2028	280,000	275,334
				666,934
Pipelines: 3.98%
Antero Midstream Partners LP/Antero Midstream Finance Corp.144A	6.63	2-1-2032	130,000	129,468
Buckeye Partners LP144A	4.50	3-1-2028	25,000	23,243
Buckeye Partners LP	5.85	11-15-2043	150,000	123,578
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	5.50	6-15-2031	295,000	274,837
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	7.50	12-15-2033	250,000	254,891
DT Midstream, Inc.144A	4.13	6-15-2029	85,000	77,668
DT Midstream, Inc.144A	4.38	6-15-2031	160,000	144,046
Energy Transfer LP (5 Year Treasury Constant Maturity+4.02%)±	8.00	5-15-2054	110,000	114,290
EnLink Midstream LLC144A	6.50	9-1-2030	250,000	256,266
EnLink Midstream Partners LP	5.05	4-1-2045	210,000	178,611
EnLink Midstream Partners LP	5.60	4-1-2044	75,000	67,973
Harvest Midstream I LP144A	7.50	9-1-2028	250,000	252,019
Hess Midstream Operations LP144A	5.50	10-15-2030	80,000	76,880
Kinetik Holdings LP144A	5.88	6-15-2030	240,000	233,859
Kinetik Holdings LP144A	6.63	12-15-2028	45,000	45,554
Prairie Acquiror LP144A%%	9.00	8-1-2029	70,000	70,533
Rockies Express Pipeline LLC144A	6.88	4-15-2040	285,000	280,636
The accompanying notes are an integral part of these financial statements.
16 | Allspring Utilities and High Income Fund

Portfolio of investments—February 29, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
Pipelines(continued)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00%	12-31-2030	$270,000	$251,080
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	9-1-2031	125,000	114,504
Venture Global Calcasieu Pass LLC144A	6.25	1-15-2030	340,000	339,462
Venture Global LNG, Inc.144A	8.38	6-1-2031	305,000	308,496
Venture Global LNG, Inc.144A	9.88	2-1-2032	155,000	163,197
				3,781,091
Financial: 5.67%
Banks: 0.59%
Bank of America Corp. Series JJ (U.S. SOFR 3 Month+3.55%)ʊ±	5.13	6-20-2024	120,000	119,241
Bank of America Corp. Series RR (5 Year Treasury Constant Maturity+2.76%)ʊ±	4.38	1-27-2027	135,000	124,649
Citigroup, Inc. Series X (5 Year Treasury Constant Maturity+3.42%)ʊ±	3.88	2-18-2026	210,000	197,269
JPMorgan Chase & Co. Series HH (U.S. SOFR 3 Month+3.13%)ʊ±	4.60	2-1-2025	120,000	116,819
				557,978
Diversified financial services: 2.18%
Enact Holdings, Inc.144A	6.50	8-15-2025	345,000	345,014
Nationstar Mortgage Holdings, Inc.144A	5.00	2-1-2026	225,000	218,563
Nationstar Mortgage Holdings, Inc.144A	7.13	2-1-2032	155,000	152,456
Navient Corp.	5.00	3-15-2027	130,000	123,238
Navient Corp.	5.88	10-25-2024	225,000	224,469
Navient Corp.	11.50	3-15-2031	15,000	16,407
OneMain Finance Corp.	7.13	3-15-2026	125,000	127,030
Oppenheimer Holdings, Inc.	5.50	10-1-2025	225,000	222,244
PRA Group, Inc.144A	5.00	10-1-2029	414,000	346,684
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.144A	4.00	10-15-2033	105,000	87,175
United Wholesale Mortgage LLC144A	5.50	11-15-2025	95,000	93,370
United Wholesale Mortgage LLC144A	5.50	4-15-2029	130,000	121,344
				2,077,994
Insurance: 1.21%
AmWINS Group, Inc.144A	4.88	6-30-2029	315,000	290,525
AmWINS Group, Inc.144A	6.38	2-15-2029	115,000	115,075
AssuredPartners, Inc.144A	5.63	1-15-2029	230,000	211,560
BroadStreet Partners, Inc.144A	5.88	4-15-2029	200,000	185,511
HUB International Ltd.144A	5.63	12-1-2029	95,000	88,174
HUB International Ltd.144A	7.25	6-15-2030	30,000	30,603
HUB International Ltd.144A	7.38	1-31-2032	225,000	225,713
				1,147,161
Private equity: 0.06%
HAT Holdings I LLC/HAT Holdings II LLC144A	6.00	4-15-2025	55,000	54,441
REITS: 1.63%
Iron Mountain, Inc.144A	4.50	2-15-2031	185,000	163,713
Iron Mountain, Inc.144A	5.25	7-15-2030	315,000	294,771
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 17

Portfolio of investments—February 29, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
REITS(continued)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	5.25%	10-1-2025	$195,000	$192,098
Service Properties Trust	4.75	10-1-2026	280,000	259,022
Service Properties Trust144A	8.63	11-15-2031	305,000	322,114
Starwood Property Trust, Inc.144A	4.38	1-15-2027	245,000	229,687
Starwood Property Trust, Inc.	4.75	3-15-2025	90,000	88,805
				1,550,210
Industrial: 4.26%
Aerospace/defense: 0.77%
Spirit AeroSystems, Inc.144A	9.38	11-30-2029	190,000	205,457
Spirit AeroSystems, Inc.144A	9.75	11-15-2030	160,000	171,417
TransDigm, Inc.144A	6.63	3-1-2032	110,000	110,688
TransDigm, Inc.	7.50	3-15-2027	245,000	244,801
				732,363
Building materials: 0.68%
Camelot Return Merger Sub, Inc.144A	8.75	8-1-2028	395,000	405,369
Emerald Debt Merger Sub LLC144A	6.63	12-15-2030	240,000	240,840
				646,209
Hand/machine tools: 0.71%
Werner FinCo LP/Werner FinCo, Inc.144A	11.50	6-15-2028	290,000	311,121
Werner FinCo LP/Werner FinCo, Inc. (PIK at 5.75%)144A¥	14.50	10-15-2028	401,813	361,164
				672,285
Machinery-diversified: 0.47%
Chart Industries, Inc.144A	7.50	1-1-2030	45,000	46,418
Chart Industries, Inc.144A	9.50	1-1-2031	75,000	80,577
TK Elevator U.S. Newco, Inc.144A	5.25	7-15-2027	335,000	321,783
				448,778
Packaging & containers: 1.19%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	4.00	9-1-2029	140,000	113,702
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	6.00	6-15-2027	155,000	152,195
Berry Global, Inc.144A	5.63	7-15-2027	270,000	266,195
Clydesdale Acquisition Holdings, Inc.144A	8.75	4-15-2030	315,000	299,834
Mauser Packaging Solutions Holding Co.144A	7.88	8-15-2026	80,000	81,065
Owens-Brockway Glass Container, Inc.144A	7.25	5-15-2031	155,000	157,091
Sealed Air Corp./Sealed Air Corp. U.S.144A	7.25	2-15-2031	60,000	61,943
				1,132,025
Trucking & leasing: 0.44%
Fortress Transportation & Infrastructure Investors LLC144A	5.50	5-1-2028	90,000	86,172
Fortress Transportation & Infrastructure Investors LLC144A	6.50	10-1-2025	329,000	329,159
				415,331
The accompanying notes are an integral part of these financial statements.
18 | Allspring Utilities and High Income Fund

Portfolio of investments—February 29, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
Technology: 1.19%
Computers: 0.48%
McAfee Corp.144A	7.38%	2-15-2030	$100,000	$88,258
Seagate HDD Cayman144A	8.25	12-15-2029	30,000	32,145
Seagate HDD Cayman144A	8.50	7-15-2031	205,000	221,649
Western Digital Corp.	4.75	2-15-2026	120,000	117,278
				459,330
Software: 0.71%
AthenaHealth Group, Inc.144A	6.50	2-15-2030	150,000	134,291
Cloud Software Group, Inc.144A	6.50	3-31-2029	165,000	153,658
Cloud Software Group, Inc.144A	9.00	9-30-2029	200,000	186,662
SS&C Technologies, Inc.144A	5.50	9-30-2027	200,000	194,760
				669,371
Utilities: 2.25%
Electric: 2.25%
Edison International (5 Year Treasury Constant Maturity+3.86%)±	8.13	6-15-2053	115,000	118,024
NextEra Energy Operating Partners LP144A	4.25	9-15-2024	2,000	1,930
NextEra Energy Operating Partners LP144A	4.50	9-15-2027	125,000	116,618
NextEra Energy Operating Partners LP144A	7.25	1-15-2029	135,000	137,226
NSG Holdings LLC/NSG Holdings, Inc.144A	7.75	12-15-2025	50,458	50,245
Pattern Energy Operations LP/Pattern Energy Operations, Inc.144A	4.50	8-15-2028	500,000	458,627
PG&E Corp.	5.25	7-1-2030	515,000	484,130
Sempra (5 Year Treasury Constant Maturity+2.87%)±	4.13	4-1-2052	135,000	123,858
Vistra Corp. (5 Year Treasury Constant Maturity+5.74%)144Aʊ±	7.00	12-15-2026	275,000	266,063
Vistra Operations Co. LLC144A	5.63	2-15-2027	225,000	219,251
Vistra Operations Co. LLC144A	7.75	10-15-2031	160,000	165,504
				2,141,476
Total corporate bonds and notes (Cost $37,256,388)				36,449,522
Loans: 2.72%
Communications: 0.31%
Advertising: 0.09%
Clear Channel Outdoor Holdings, Inc. (U.S. SOFR 3 Month+3.50%)±	9.07	8-21-2026	89,074	88,531
Media: 0.22%
DirecTV Financing LLC (U.S. SOFR 1 Month+5.00%)±	10.44	8-2-2027	54,491	54,413
Hubbard Radio LLC (U.S. SOFR 1 Month+4.25%)±	9.70	3-28-2025	196,747	149,527
				203,940
Consumer, cyclical: 0.54%
Airlines: 0.32%
Mileage Plus Holdings LLC (U.S. SOFR 3 Month+5.25%)±	10.77	6-21-2027	175,000	180,072
SkyMiles IP Ltd. (U.S. SOFR 3 Month+3.75%)±	9.07	10-20-2027	124,737	128,138
				308,210
Auto parts & equipment: 0.07%
First Brands Group LLC (U.S. SOFR 3 Month+5.00%)±	10.57	3-30-2027	65,000	65,081
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 19

Portfolio of investments—February 29, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
Leisure time: 0.03%
Carnival Corp. (U.S. SOFR 1 Month+3.00%)±	8.32%	8-8-2027	$24,875	$24,880
Retail: 0.12%
Petco Health & Wellness Co., Inc. (U.S. SOFR 3 Month+3.25%)±	8.86	3-3-2028	120,000	114,510
Consumer, non-cyclical: 0.90%
Commercial services: 0.90%
Geo Group, Inc. (U.S. SOFR 1 Month+6.88%)±	12.20	3-23-2027	672,313	687,648
MPH Acquisition Holdings LLC (U.S. SOFR 3 Month+4.25%)±	9.85	9-1-2028	124,681	120,438
PECF USS Intermediate Holding III Corp. (U.S. SOFR 1 Month+4.25%)±	9.69	12-15-2028	59,695	46,146
				854,232
Energy: 0.32%
Pipelines: 0.32%
GIP III Stetson I LP (U.S. SOFR 1 Month+4.25%)±	9.68	10-31-2028	238,261	238,857
Prairie ECI Acquiror LP (U.S. SOFR 3 Month+4.75%)±	10.07	2-22-2029	70,000	69,431
				308,288
Financial: 0.65%
Diversified financial services: 0.12%
Resolute Investment Managers, Inc. (U.S. SOFR 3 Month+4.25%)‡±	9.86	4-30-2024	156,286	99,242
Resolute Investment Managers, Inc. (U.S. SOFR 3 Month+8.00%)‡±	13.32	4-30-2025	105,857	15,878
				115,120
Insurance: 0.53%
Asurion LLC (U.S. SOFR 1 Month+3.25%)±	8.69	12-23-2026	409,877	407,201
Asurion LLC (U.S. SOFR 1 Month+5.25%)±	10.69	1-31-2028	105,000	100,050
				507,251
Total loans (Cost $2,736,072)				2,590,043
Yankee corporate bonds and notes: 6.62%
Basic materials: 0.14%
Chemicals: 0.14%
Braskem Netherlands Finance BV144A	4.50	1-31-2030	160,000	130,832
Communications: 0.26%
Telecommunications: 0.26%
Altice France SA144A	8.13	2-1-2027	270,000	248,110
Consumer, cyclical: 2.60%
Airlines: 0.57%
Air Canada Pass-Through Trust Series 2020-1 Class C144A	10.50	7-15-2026	340,000	368,475
VistaJet Malta Finance PLC/Vista Management Holding, Inc.144A	9.50	6-1-2028	210,000	176,925
				545,400
Entertainment: 0.22%
Banijay Entertainment SASU144A	8.13	5-1-2029	200,000	206,845
The accompanying notes are an integral part of these financial statements.
20 | Allspring Utilities and High Income Fund

Portfolio of investments—February 29, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
Leisure time: 1.81%
Carnival Corp.144A	6.00%	5-1-2029	$290,000	$283,392
Carnival Corp.144A	7.00	8-15-2029	65,000	67,424
Carnival Corp.144A	7.63	3-1-2026	85,000	86,106
Royal Caribbean Cruises Ltd.144A	5.38	7-15-2027	25,000	24,520
Royal Caribbean Cruises Ltd.144A	5.50	4-1-2028	420,000	413,309
Royal Caribbean Cruises Ltd.144A%%	6.25	3-15-2032	355,000	355,948
Royal Caribbean Cruises Ltd.144A	9.25	1-15-2029	140,000	150,597
Royal Caribbean Cruises Ltd.144A	11.63	8-15-2027	310,000	335,311
				1,716,607
Consumer, non-cyclical: 0.50%
Pharmaceuticals: 0.50%
Teva Pharmaceutical Finance Netherlands III BV	6.00	4-15-2024	225,000	224,710
Teva Pharmaceutical Finance Netherlands III BV	8.13	9-15-2031	230,000	248,483
				473,193
Energy: 0.78%
Coal: 0.00%
Griffin Coal Mining Co. Pty. Ltd.144A♦†	9.50	12-1-2049	60,957	0
Oil & gas: 0.21%
Borr IHC Ltd./Borr Finance LLC144A	10.00	11-15-2028	200,000	206,250
Pipelines: 0.57%
Enbridge, Inc. (5 Year Treasury Constant Maturity+4.42%)±	7.63	1-15-2083	180,000	182,291
Northriver Midstream Finance LP144A	5.63	2-15-2026	365,000	357,822
				540,113
Financial: 1.44%
Banks: 0.89%
BBVA Bancomer SA (5 Year Treasury Constant Maturity+4.21%)144A±	8.13	1-8-2039	70,000	72,563
BNP Paribas SA (5 Year Treasury Constant Maturity+3.73%)144Aʊ±	8.00	8-22-2031	200,000	199,768
HSBC Holdings PLC (USD ICE Swap Rate 11:00am NY 5 Year+3.75%)ʊ±	6.00	5-22-2027	200,000	189,236
Intesa Sanpaolo SpA (5 Year USD Swap Rate+5.46%)144Aʊ±	7.70	9-17-2025	200,000	197,738
UBS Group AG (5 Year Treasury Constant Maturity+3.40%)144Aʊ±	4.88	2-12-2027	205,000	186,642
				845,947
Diversified financial services: 0.55%
Castlelake Aviation Finance DAC144A	5.00	4-15-2027	245,000	232,436
Macquarie Airfinance Holdings Ltd.144A	8.38	5-1-2028	275,000	288,057
				520,493
Industrial: 0.58%
Aerospace/defense: 0.18%
Bombardier, Inc.144A	8.75	11-15-2030	160,000	167,602
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 21

Portfolio of investments—February 29, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
Electronics: 0.28%
Sensata Technologies BV144A	4.00%	4-15-2029	$130,000	$117,900
Sensata Technologies BV144A	5.88	9-1-2030	155,000	150,961
				268,861
Machinery-diversified: 0.12%
TK Elevator Holdco GmbH144A	7.63	7-15-2028	120,000	117,415
Utilities: 0.32%
Electric: 0.32%
Drax Finco PLC144A	6.63	11-1-2025	305,000	301,188
Total yankee corporate bonds and notes (Cost $6,295,787)				6,288,856

		Yield	Shares
Short-term investments: 2.01%
Investment companies: 2.01%
Allspring Government Money Market Fund Select Class♠∞##		5.24	1,911,268	1,911,268
Total short-term investments (Cost $1,911,268)				1,911,268
Total investments in securities (Cost $121,196,309)	131.93%			125,387,430
Other assets and liabilities, net	(31.93)			(30,348,852)
Total net assets	100.00%			$95,038,578

♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

‡	Security is valued using significant unobservable inputs.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated as collateral for when-issued securities.

Abbreviations:
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
The accompanying notes are an integral part of these financial statements.
22 | Allspring Utilities and High Income Fund

Portfolio of investments—February 29, 2024 (unaudited)

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$1,178,650	$10,996,852	$(10,264,234)	$0	$0	$1,911,268	1,911,268	$36,572
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 23

Statement of assets and liabilities—February 29, 2024 (unaudited)
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $119,285,041)	$123,476,162
Investments in affiliated securities, at value (cost $1,911,268)	1,911,268
Cash	31,411
Receivable for dividends and interest	1,318,460
Receivable for investments sold	129,490
Prepaid expenses and other assets	7,931
Total assets	126,874,722
Liabilities
Secured borrowing payable	30,000,000
Dividends payable	591,724
Payable for when-issued transactions	426,949
Payable for investments purchased	269,980
Advisory fee payable	49,153
Payable for Fund shares repurchased	21,146
Administration fee payable	4,915
Trustees’ fees and expenses payable	3,102
Accrued expenses and other liabilities	469,175
Total liabilities	31,836,144
Total net assets	$95,038,578
Net assets consist of
Paid-in capital	$97,651,476
Total distributable loss	(2,612,898)
Total net assets	$95,038,578
Net asset value per share
Based on $95,038,578 divided by 9,189,783 shares issued and outstanding (unlimited number of shares authorized)	$10.34
The accompanying notes are an integral part of these financial statements.
24 | Allspring Utilities and High Income Fund

Statement of operations—six months ended February 29, 2024 (unaudited)
Statement of operations
Investment income
Interest	$1,745,135
Dividends	1,392,529
Income from affiliated securities	36,572
Total investment income	3,174,236
Expenses
Advisory fee	311,658
Administration fee	31,166
Custody and accounting fees	4,746
Professional fees	71,789
Shareholder report expenses	30,580
Trustees’ fees and expenses	10,743
Transfer agent fees	17,157
Interest expense	922,943
Other fees and expenses	3,380
Total expenses	1,404,162
Net investment income	1,770,074
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(1,334,146)
Net change in unrealized gains (losses) on
Unaffiliated securities	418,060
Foreign currency and foreign currency translations	(260)
Net change in unrealized gains (losses) on investments	417,800
Net realized and unrealized gains (losses) on investments	(916,346)
Net increase in net assets resulting from operations	$853,728
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 25

Statement of changes in net assets
Statement of changes in net assets
	Six months ended February 29, 2024 (unaudited)	Year ended August 31, 2023
Operations
Net investment income	$1,770,074	$3,485,758
Net realized losses on investments	(1,334,146)	(2,200,262)
Net change in unrealized gains (losses) on investments	417,800	(14,488,376)
Net increase (decrease) in net assets resulting from operations	853,728	(13,202,880)
Distributions to shareholders from
Net investment income and net realized gains	(3,687,225)	(3,584,511)
Tax basis return of capital	0	(4,588,782)
Total distributions to shareholders	(3,687,225)	(8,173,293)
Capital share transactions
Cost of shares repurchased	(911,446)	0
Total decrease in net assets	(3,744,943)	(21,376,173)
Net assets
Beginning of period	98,783,521	120,159,694
End of period	$95,038,578	$98,783,521
The accompanying notes are an integral part of these financial statements.
26 | Allspring Utilities and High Income Fund

Statement of cash flows—six months ended February 29, 2024 (unaudited)
Statement of cash flows
Cash flows from operating activities
Net increase in net assets resulting from operations	$853,728
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Purchases of long-term securities	(13,885,611)
Proceeds from the sales of long-term securities	16,741,613
Amortization, net	(125,931)
Purchases and sales of short-term securities, net	(732,618)
Decrease in receivable for investments sold	164,892
Decrease in receivable for dividends and interest	1,459
Decrease in prepaid expenses and other assets	966
Increase in payable for investments purchased	458,600
Decrease in trustees’ fees and expenses payable	(1,519)
Decrease in advisory fee payable	(6,149)
Decrease in administration fees payable	(615)
Increase in accrued expenses and other liabilities	278,181
Payments on foreign currency transactions	(260)
Net realized losses on unaffiliated securities	1,334,146
Net change in unrealized gains (losses) on unaffiliated securities	(418,060)
Net change in unrealized gain (losses) on foreign currency and foreign currency translations	260
Net cash provided by operating activities	4,663,082
Cash flows from financing activities
Cost of shares repurchased	(890,300)
Cash distributions paid	(3,741,407)
Net cash used in financing activities	(4,631,707)
Net increase in cash	31,375
Cash
Beginning of period	36
End of period	$31,411
Supplemental cash disclosure
Cash paid for interest	$634,060
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 27

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Six months ended February 29, 2024 (unaudited)	Year ended August 31
		2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.63	$12.93	$13.31	$12.00	$12.94	$12.43
Net investment income	0.19 [1]	0.40	0.43	0.33	0.37	0.80
Net realized and unrealized gains (losses) on investments	(0.10)	(1.82)	0.09	1.84	(0.36)	0.61
Total from investment operations	0.09	(1.42)	0.52	2.17	0.01	1.41
Distributions to shareholders from
Net investment income	(0.40)	(0.39)	(0.46)	(0.46)	(0.41)	(0.85)
Net realized gains	0.00	0.00	0.00	(0.11)	(0.04)	0.00
Tax basis return of capital	0.00	(0.49)	(0.44)	(0.29)	(0.50)	(0.05)
Total distributions to shareholders	(0.40)	(0.88)	(0.90)	(0.86)	(0.95)	(0.90)
Anti-dilutive effect of shares repurchased	0.02	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$10.34	$10.63	$12.93	$13.31	$12.00	$12.94
Market value, end of period	$9.07	$9.67	$12.34	$14.71	$12.78	$13.03
Total return based on net asset value[2]	1.68%	(10.79)%	4.02%	18.55%	0.04%	11.79%
Total return based on market value[2]	(1.95)%	(14.96)%	(10.17)%	23.02%	5.72%	10.70%
Ratios to average net assets (annualized)
Expenses*	2.96%	2.45%	1.25%	1.09%	1.35%	1.63%
Net investment income	3.74%	3.23%	3.34%	3.49%	3.21%	6.60%
Supplemental data
Portfolio turnover rate	11%	18%	23%	34%	68%	131%
Net assets, end of period (000s omitted)	$95,039	$98,784	$120,160	$123,610	$111,277	$119,820
Borrowings outstanding, end of period (000s omitted)	$30,000	$30,000	$30,000	$25,000	$22,000	$22,000
Asset coverage per $1,000 of borrowing, end of period	$4,168	$4,293	$5,005	$5,944	$6,058	$6,446

*	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended February 29, 2024 (unaudited)	1.95%
Year ended August 31, 2023	1.44%
Year ended August 31, 2022	0.32%
Year ended August 31, 2021	0.17%
Year ended August 31, 2020	0.41%
Year ended August 31, 2019	0.59%

[1]	Calculated based upon average shares outstanding
[2]
Total returns based on net asset value are calculated based on the net asset value at the beginning of the period and at the end of the period. Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total returns do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.
28 | Allspring Utilities and High Income Fund

Notes to financial statements (unaudited)
Notes to financial statements
1.
ORGANIZATION
Allspring Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004. Originally classified as non-diversified, the Fund was reclassified as a diversified closed-end management investment company in September 2014. As an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are
Allspring Utilities and High Income Fund | 29

Notes to financial statements (unaudited)
contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 7% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of February 29, 2024, the aggregate cost of all investments for federal income tax purposes was $121,472,270 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$11,749,069
Gross unrealized losses	(7,833,909)
Net unrealized gains	$3,915,160
As of August 31, 2023, the Fund had capital loss carryforwards which consisted of $581,818 in short-term capital losses and $2,015,846 in long-term capital losses.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
30 | Allspring Utilities and High Income Fund

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of February 29, 2024:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$0	$0	$0	$0
Energy	90,767	0	0	90,767
Utilities	78,056,974	0	0	78,056,974
Corporate bonds and notes	0	36,449,522	0	36,449,522
Loans	0	2,474,923	115,120	2,590,043
Yankee corporate bonds and notes	0	6,288,856	0	6,288,856
Short-term investments
Investment companies	1,911,268	0	0	1,911,268
Total assets	$80,059,009	$45,213,301	$115,120	$125,387,430
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At February 29, 2024, the Fund had no material transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.50% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the six months ended February 29, 2024.
5.
CAPITAL SHARE TRANSACTIONS
The Fund has authorized an unlimited number of shares with no par value. For the six months ended February 29, 2024 and year ended August 31, 2023, the Fund did not issue any shares.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 5% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended February 29, 2024, the Fund repurchased 102,479 of its shares on the open market at a total cost of $911,446 (weighted average price per share of $8.87). The weighted average discount of these repurchased shares was 13.62%. During the year ended August 31, 2023, the Fund did not repurchase any of its shares under the open-market share repurchase program.
Allspring Utilities and High Income Fund | 31

Notes to financial statements (unaudited)
6.
BORROWINGS
The Fund has borrowed $30,000,000 through a revolving line of credit administered by a major financial institution (the “Facility”). The Facility has a commitment amount of up to $30,000,000. The Fund is charged interest at the 1 Month Secured Overnight Financing Rate (SOFR) plus a spread and a commitment fee based on the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at February 29, 2024 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the six months ended February 29, 2024, the Fund had average borrowings outstanding of $30,000,000 (on an annualized basis) at an average interest rate of 6.19% and recorded interest in the amount of $922,943, which represents 1.95% of its average daily net assets (on an annualized basis).
7.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended February 29, 2024 were $13,741,601 and $15,487,488, respectively.
8.
CONCENTRATION  RISKS
As of the end of the period, the Fund invested a concentration of its portfolio in the utilities sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
February 22,2024	March 12,2024	April 1,2024	$0.06347
March 28,2024	April 12,2024	May 1,2024	0.06278
These distributions are not reflected in the accompanying financial statements.
32 | Allspring Utilities and High Income Fund

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
Delaware statutory trust act – control share acquisitions
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

Allspring Utilities and High Income Fund | 33

Other information (unaudited)
Board of trustees and officers
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 100 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2026 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2010
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Class II - Non-Interested Trustees to serve until 2024 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018#
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
#  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

34 | Allspring Utilities and High Income Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class III - Non-Interested Trustees to serve until 2025 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019#
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
# Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

Allspring Utilities and High Income Fund | 35

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

36 | Allspring Utilities and High Income Fund

Automatic dividend reinvestment plan
Automatic dividend reinvestment plan
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Allspring Utilities and High Income Fund | 37

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com

Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-03052024-zltg9y7t 04-24
SARERH 02-24

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Utilities and High Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
9/1/2023 to 9/30/2023	0	0.00	0	464,613
10/1/2023 to 10/31/23	19,878	8.35	19,878	444,735
11/1/2023 to 11/30/2023	14,534	8.87	14,534	430,201
12/1/2023 to 12/31/2023	23,060	9.23	23,060	407,141
1/1/2024 to 1/31/2024	21,805	8.98	21,805	461,740
2/1/2024 to 2/29/2024	23,202	8.90	23,202	438,538
Total	102,479	8.87	102,479	359,261

On November 15, 2023, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2024 and ending on December 31, 2024. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Utilities and High Income Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Section 19(a) notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Utilities and High Income Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	April 25, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Utilities and High Income Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	April 25, 2024

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: April 25, 2024